Supplemental Operating & Financial Data First Quarter Ended March 31, 2021

Supplemental Financial and Operating Information | As of March 31, 20211 Table of Contents Financial Summary Consolidated Statements of Operations 2 Funds from Operations and Adjusted Funds from Operations 3 Consolidated Balance Sheets 4 GAAP Reconciliations to EBITDAre, GAAP NOI and Cash NOI 5 Market Capitalization, Debt Summary and Leverage Metrics 6 Net Investment Activity Investment Summary 7 Disposition Summary 8 Portfolio Summary Portfolio Highlights 9 Tenant and Industry Diversification 10 Portfolio Health 11 Leasing Summary Leasing Expiration Schedule, Leasing Activity and Statistics 12 Same-Store Analysis 13 Lease Escalations 14 Glossary 15-17

Supplemental Financial and Operating Information | As of March 31, 20212 Financial Summary Consolidated Statements of Operations Three Months Ended March 31, (in thousands, except share and per share data) 2021 2020 (Unaudited) (Unaudited) Revenues: Rental revenue1,2 $ 45,432 $ 39,542 Interest on loans and direct financing leases 3,105 1,938 Other revenue 15 7 Total revenues 48,552 41,487 Expenses: General and administrative3 6,431 7,536 Property expenses4 1,414 373 Depreciation and amortization 15,646 13,012 Provision for impairment of real estate 5,722 373 Provision for loan losses 38 468 Total expenses 29,251 21,762 Other operating income: Gain on dispositions of real estate, net 3,788 1,875 Income from operations 23,089 21,600 Other (expense)/income: Loss on repayment of secured borrowings5 — (924) Interest expense (7,678) (6,833) Interest income 20 231 Income before income tax expense 15,431 14,074 Income tax expense 56 31 Net income 15,375 14,043 Net income attributable to non-controlling interests (80) (84) Net income attributable to stockholders $ 15,295 $ 13,959 Basic weighted-average shares outstanding 106,986,308 90,322,402 Basic net income per share $ 0.14 $ 0.15 Diluted weighted-average shares outstanding 108,055,741 91,332,297 Diluted net income per share $ 0.14 $ 0.15 1. Includes contingent rent (based on a percentage of the tenant's gross sales at the leased property) of $169 and $192 for the three months ended March 31, 2021 and 2020, respectively. 2. Includes reimbursable income from the Company’s tenants of $453 and $165 for the three months ended March 31, 2021 and 2020, respectively. 3. During the three months ended March 31, 2020, includes non-recurring expenses of $652 for costs and charges incurred in connection with the departure of one of our executive officers. 4. Includes reimbursable expenses from the Company’s tenants of $452 and $165 for the three months ended March 31, 2021 and 2020, respectively. 5. Includes the write-off of $924 of deferred financing costs during the three months ended March 31, 2020.

Supplemental Financial and Operating Information | As of March 31, 20213 Financial Summary Funds from Operations (FFO) and Adjusted Funds from Operations (AFFO) Three months ended March 31, (unaudited, in thousands except per share amounts) 2021 2020 Net income $ 15,375 $ 14,043 Depreciation and amortization of real estate 15,621 12,988 Provision for impairment of real estate 5,722 373 Gain on dispositions of real estate, net (3,788) (1,875) Funds from Operations 32,930 25,529 Other non-recurring expenses1 — 1,576 Core Funds from Operations 32,930 27,105 Adjustments: Straight-line rental revenue, net (3,644) (3,191) Non-cash interest expense 479 534 Non-cash compensation expense 1,595 1,291 Other amortization expense 1,105 434 Other non-cash charges 36 468 Capitalized interest expense (20) (95) Transaction costs — 67 Adjusted Funds from Operations $ 32,481 $ 26,613 Net income per share2: Basic $ 0.14 $ 0.15 Diluted $ 0.14 $ 0.15 FFO per share2: Basic $ 0.31 $ 0.28 Diluted $ 0.30 $ 0.28 Core FFO per share2: Basic $ 0.31 $ 0.30 Diluted $ 0.30 $ 0.30 AFFO per share2: Basic $ 0.30 $ 0.29 Diluted $ 0.30 $ 0.29 1. Includes non-recurring expenses of $652 for accruals of severance payments and acceleration of non-cash compensation expense in connection with the departure of one of our executive officers and our $924 loss on repayment of secured borrowings during the three months ended March 31, 2020. 2. Calculations exclude $119 and $130 from the numerator for the three months ended March 31, 2021 and 2020, respectively, related to dividends paid on unvested RSAs and RSUs.

Supplemental Financial and Operating Information | As of March 31, 20214 Financial Summary Consolidated Balance Sheets (in thousands, except share and per share amounts) March 31, 2021 December 31, 2020 ASSETS (Unaudited) (Audited) Investments: Real estate investments, at cost: Land and improvements $ 790,395 $ 741,254 Building and improvements 1,631,763 1,519,665 Lease incentive 14,192 14,297 Construction in progress 4,029 3,908 Intangible lease assets 83,030 80,271 Total real estate investments, at cost 2,523,409 2,359,395 Less: accumulated depreciation and amortization (150,835) (136,097) Total real estate investments, net 2,372,574 2,223,298 Loans and direct financing lease receivables, net 176,025 152,220 Real estate investments held for sale, net — 17,058 Net investments 2,548,599 2,392,576 Cash and cash equivalents 42,842 26,602 Restricted cash 1,974 6,388 Straight-line rent receivable, net 41,475 37,830 Rent receivables, prepaid expenses and other assets, net 27,827 25,406 Total assets $ 2,662,717 $ 2,488,802 LIABILITIES AND EQUITY Secured borrowings, net of deferred financing costs $ 170,161 $ 171,007 Unsecured term loans, net of deferred financing costs 626,450 626,272 Revolving credit facility 138,000 18,000 Intangible lease liabilities, net 10,046 10,168 Dividend payable 26,398 25,703 Derivative liabilities 20,893 38,912 Accrued liabilities and other payables 16,486 16,792 Total liabilities 1,008,434 906,854 Commitments and contingencies — — Stockholders' equity: Preferred stock, $0.01 par value; 150,000,000 authorized; none issued and outstanding as of March 31, 2021 and December 31, 2020 — — Common stock, $0.01 par value; 500,000,000 authorized; 109,171,639 and 106,361,524 issued and outstanding as of March 31, 2021 and IIIDecember 31, 2020, respectively 1,092 1,064 Additional paid-in capital 1,753,847 1,688,540 Distributions in excess of cumulative earnings (88,635) (77,665) Accumulated other comprehensive loss (19,248) (37,181) Total stockholders' equity 1,647,056 1,574,758 Non-controlling interests 7,227 7,190 Total equity 1,654,283 1,581,948 Total liabilities and equity $ 2,662,717 $ 2,488,802

Supplemental Financial and Operating Information | As of March 31, 20215 Financial Summary GAAP Reconciliations to EBITDAre, GAAP NOI, Cash NOI and Estimated Run Rate Metrics Three Months Ended (unaudited, in thousands) March 31, 2021 Net income $ 15,375 Depreciation and amortization 15,646 Interest expense 7,678 Interest income (20) Income tax expense 56 EBITDA 38,735 Provision for impairment of real estate 5,722 Gain on dispositions of real estate, net (3,788) EBITDAre 40,669 Adjustment for current quarter re-leasing, acquisition and disposition activity1 2,987 Adjustment to exclude other non-recurring activity2 123 Adjusted EBITDAre - Current Estimated Run Rate 43,779 General and administrative 6,431 Adjusted net operating income ("NOI") 50,210 Straight-line rental revenue, net1 (3,374) Other amortization expense 1,105 Adjusted Cash NOI $ 47,941 Annualized EBITDAre $ 162,676 Annualized Adjusted EBITDAre $ 175,116 Annualized Adjusted NOI $ 200,840 Annualized Adjusted Cash NOI $ 191,764 1. These adjustments are made to reflect EBITDAre, NOI and Cash NOI as if all re-leasing activity, investments in and dispositions of real estate made during the three months ended March 31, 2021 had occurred on January 1, 2021. 2. Adjustment excludes the $38 adjustment to our provision for loan loss and an $85 write-off of receivables from prior periods.

Supplemental Financial and Operating Information | As of March 31, 20216 Financial Summary Market Capitalization, Debt Summary and Leverage Metrics (dollars in thousands, except share and per share amounts) March 31, 2021 Rate1 Maturity2 Secured debt: Series 2017-1, Class A $ 156,522 4.10% 3.2 years Series 2017-1, Class B 15,669 5.11% 3.2 years Total secured debt 172,191 4.19% 3.2 years Unsecured debt: $200mm term loan 200,000 3.26% 3.0 years $430mm term loan 430,000 3.02% 5.7 years Revolving credit facility3 138,000 1.36% 2.0 years Total unsecured debt 768,000 2.79% 4.3 years Gross debt 940,191 3.04% 4.1 years Less: cash & cash equivalents (42,842) Less: restricted cash available for future investment (1,974) Net debt 895,375 Equity: Preferred stock — Common stock & OP units (109,725,486 shares @ $22.83/share as of 3/31/21)4 2,505,033 Total equity 2,505,033 Total enterprise value ("TEV") $ 3,400,408 Pro forma adjustments to Net Debt and TEV:5 Net debt $ 895,375 Less: Cash received – April 2021 follow-on offering (185,500) Pro forma net debt 709,875 Total equity 2,505,033 Common stock – April 2021 follow-on offering (8,222,500 shares @ $22.83/share as of 3/31/21) 187,720 Pro forma TEV $ 3,402,628 Net Debt / TEV 26.3% Net Debt / Annualized Adjusted EBITDAre 5.1x Pro Forma Net Debt / Pro Forma TEV 20.9% Pro Forma Net Debt / Annualized Adjusted EBITDAre 4.1x 1. Interest rates are presented after giving effect to our interest rate swap agreements, where applicable. 2. Maturity figures for our secured debt are based off of our anticipated repayment schedule. The Series 2017-1 notes mature in June 2047 but have an anticipated repayment date of June 2024. 3. Our revolving credit facility provides a maximum aggregate initial original principal amount of up to $400 million and includes an accordion feature to increase, subject to certain conditions, the maximum availability of the facility by up to $200 million. 4. Common equity & units as of March 31, 2021, based on 109,171,639 common shares outstanding (including unvested restricted share awards) and 553,847 OP units held by non-controlling interests. 5. Pro forma adjustments have been made to reflect the impact of our April 2021 follow-on offering of common stock. On April 15, 2021, we issued 8,222,500 shares of common stock for proceeds of $185.5 million, net of underwriters’ discounts.

Supplemental Financial and Operating Information | As of March 31, 20217 Net Investment Activity Investment Summary 1. Includes investments in mortgage loans receivable. 2. Cash ABR for the first full month after the investment divided by the gross purchase price for the property plus transaction costs. 3. GAAP rent for the first twelve months after the investment divided by the gross purchase price for the property plus transaction costs. 4. As a percentage of cash ABR for the quarter. 5. Includes investments in mortgage loan receivables collateralized by more than one property. 6. Includes investments in mortgage loans receivable made in support of sale-leaseback transactions. Investments1 2Q’19 3Q’19 4Q’19 1Q’20 2Q’20 3Q’20 4Q’20 1Q’21 Number of Transactions 32 28 41 32 11 19 33 22 Property Count 91 139 94 63 13 50 108 74 Avg. Investment per Unit (in 000s) $2,015 $1,174 $2,049 $2,551 $2,870 $2,866 $2,218 $2,650 Cash Cap Rates2 7.3% 7.5% 7.3% 7.1% 7.4% 7.1% 7.1% 7.0% GAAP Cap Rates3 8.1% 8.3% 8.0% 8.0% 8.1% 7.9% 7.7% 7.9% Master Lease %4,5 67% 73% 41% 54% 68% 79% 89% 79% Sale-Leaseback %4,6 65% 93% 81% 88% 100% 92% 88% 85% % of Financial Reporting4 100% 100% 99% 100% 100% 100% 100% 100% Rent Coverage Ratio 3.2x 3.2x 3.1x 2.7x 4.3x 2.8x 3.6x 3.0x Lease Term Years 15.3 16.6 16.3 16.1 16.7 17.6 16.3 16.1 $190,280 $173,590 $204,709 $167,490 $42,369 $148,877 $244,078 $197,816 $0 $40,000 $80,000 $120,000 $160,000 $200,000 $240,000 $280,000 In v e s tm e n t A c ti v it y ( $ 0 0 0 s )

Supplemental Financial and Operating Information | As of March 31, 20218 Net Investment Activity Disposition Summary 1. Includes the impact of transaction costs. 2. Gains/(losses) based on our initial purchase price. 3. Cash ABR at time of sale divided by gross sale price (excluding transaction costs) for the property. 4. Property count excludes dispositions in which only a portion of the owned parcel is sold. 5. Excludes the prepayment of two mortgage loans receivable for $4.6 million. 6. Excludes one property sold pursuant to an existing tenant purchase option. Dispositions 2Q’195 3Q’19 4Q’19 1Q’20 2Q’20 3Q’20 4Q’20 1Q’21 Realized Gain/(Loss)1,2 1.3% 17.8% 8.5% 3.2% 6 29.5% (4.5%) (10.2%) 4.5% Cash Cap Rate on Leased Assets3 7.0% 6.7% 6.9% 7.1% 6 6.8% 7.0% 7.4% 7.1% Leased Properties Sold4 10 9 7 10 3 11 21 15 Vacant Properties Sold4 1 1 1 -- -- 3 2 1 Rent Coverage Ratio 1.5x 1.1x 1.7x 0.7x 1.3x 2.2x 2.3x 1.8x $26,804 $19,495 $15,229 $19,571 $3,420 $19,595 $39,042 $25,197 $0 $10,000 $20,000 $30,000 $40,000 D is p o s it io n A c ti v it y ( $ 0 0 0 s )1

Supplemental Financial and Operating Information | As of March 31, 20219 Portfolio Summary Portfolio Highlights Investment Properties (#)1 1,240 Square Footage (mm) 10.8 Tenants (#) 259 Concepts (#) 367 Industries (#) 17 States (#) 43 Weighted Average Remaining Lease Term (Years) 14.3 Triple-Net Leases (% of Cash ABR) 94.2% Master Leases (% of Cash ABR) 59.9% Sale-Leaseback (% of Cash ABR)2,3 84.4% Unit-Level Rent Coverage 3.0x Unit-Level Financial Reporting (% of Cash ABR) 98.2% Leased (%) 99.1% Top 10 Tenants (% of Cash ABR) 20.2% Average Investment Per Property ($mm) $2.2 Total Cash ABR ($mm) $193.5 1. Includes two undeveloped land parcels and 127 properties that secure mortgage loans receivable. 2. Exclusive of our Initial Portfolio. 3. Includes investments in mortgage loans receivable made in support of sale-leaseback transactions. As of March 31, 2021

Supplemental Financial and Operating Information | As of March 31, 202110 Portfolio Summary Tenant and Industry Diversification Top 10 Tenants1,2 Properties % of Cash ABR 74 2.6% 23 2.5% 16 2.4% 13 2.3% 34 2.0% 5 1.8% 19 1.8% 13 1.7% 20 1.6% 13 1.5% Top 10 Tenants 230 20.2% Total 1,240 100.0% Top 10 Tenants Diversification by Industry 1. Represents tenant, guarantor or parent company. 2. Our Zaxby’s concentration is with multiple franchises under the same ownership. Our Driver’s Edge concentration is with GB Auto Service, Inc., which operates Driver’s Edge and other auto service brands. 3. Property count includes 127 properties that secure mortgage loans receivable, but excludes two undeveloped land parcels and 11 vacant properties. 4. Calculation excludes properties with no annualized base rent and properties under construction. Tenant Industry Type of Business Cash ABR ($'000s) % of Cash ABR # of Properties3 Building SqFt Rent Per SqFt4 Car Washes Service $ 28,827 14.9% 119 558,339 $ 50.75 Quick Service Service 26,356 13.6% 333 896,960 29.34 Early Childhood Education Service 25,937 13.4% 113 1,176,431 21.69 Medical / Dental Service 23,977 12.4% 141 1,036,054 23.06 Automotive Service Service 16,599 8.6% 115 799,574 20.76 Convenience Stores Service 15,296 7.9% 138 551,526 27.73 Casual Dining Service 8,227 4.3% 56 345,028 24.24 Equipment Rental and Sales Service 6,147 3.2% 26 500,710 12.27 Family Dining Service 5,516 2.9% 38 222,737 25.33 Pet Care Services Service 3,528 1.8% 35 258,280 17.24 Other Services Service 3,114 1.5% 19 207,883 15.72 Service Subtotal $ 163,524 84.5% 1,133 6,553,522 $ 25.07 Health and Fitness Experience 9,648 5.0% 25 1,004,189 9.61 Entertainment Experience 6,966 3.6% 18 647,483 10.76 Movie Theatres Experience 4,167 2.2% 6 293,206 14.21 Experience Subtotal $ 20,781 10.8% 49 1,944,878 $ 10.68 Grocery Retail 3,017 1.6% 17 648,374 4.65 Home Furnishings Retail 2,399 1.2% 5 267,729 8.96 Retail Subtotal $ 5,416 2.8% 22 916,103 $ 5.91 Building Materials Other 3,748 1.9% 23 1,257,017 2.98 Total/Weighted Average $ 193,469 100.0% 1,227 10,671,520 $ 18.15

Supplemental Financial and Operating Information | As of March 31, 202111 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% C C C + B - B B + B B - B B B B + B B B - B B B B B B + A - A A + A A - % o f C a s h A B R < 1.00x 1.00 to 1.49x 1.50 to 1.99x ≥ 2.00x NR 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 2 0 2 1 2 0 2 2 2 0 2 3 2 0 2 4 2 0 2 5 2 0 2 6 2 0 2 7 2 0 2 8 2 0 2 9 2 0 3 0 2 0 3 1 2 0 3 2 2 0 3 3 2 0 3 4 2 0 3 5 2 0 3 6 2 0 3 7 2 0 3 8 T h e re a ft e r % o f C a s h A B R < 1.00x 1.00 to 1.49x 1.50 to 1.99x ≥ 2.00x NR 31.1% Portfolio Summary Portfolio Health Tenant Financial Reporting Requirements % of Cash ABR by Unit-Level Coverage Tranche1 Unit-Level Coverage by Lease ExpirationUnit-Level Coverage by Tenant Credit2 Note: ‘NR’ means not reported. 1. Certain tenants, whose leases do not require unit-level financial reporting, provide the Company with unit-level financial information. The data shown includes unit-level coverage for these leases. 2. The chart illustrates the portions of annualized base rent as of March 31, 2021 attributable to leases with tenants having specified implied credit ratings based on their Moody’s RiskCalc scores. Moody’s equates the EDF scores generated using RiskCalc with a corresponding credit rating. Reporting Requirements % of Cash ABR Unit-Level Financial Information 98.2% Corporate-Level Financial Reporting 98.3% Both Unit-Level and Corporate-Level Financial Information 98.0% No Financial Information 1.6% Rent Coverage Ratio (x) Rent Coverage Ratio (x) ≥ 2.00x 56.6% Not Reported 1.8% 1.50x to 1.99x 16.7% 1.00x to 1.49x 10.7% < 1.00x 14.2% 31.1%

Supplemental Financial and Operating Information | As of March 31, 202112 Cash % of # of Wgt. Avg. Lease Terminated Leases Re-Leased Total Year1 ABR Cash ABR Properties2 Coverage3 $(000)s Renewals Without Vacancy After Vacancy Leasing 2021 $ 76 0.0% 1 -0.9x Prior Cash ABR $ 72 $ 10,156 3,659 $ 13,886 2022 490 0.3% 5 3.0x New Cash ABR4 74 8,116 3,465 11,655 2023 867 0.5% 10 3.1x Recovery Rate 103.0% 79.9% 94.7% 83.9% 2024 4,874 2.5% 47 4.7x Number of Leases 1 41 12 54 2025 1,724 0.9% 18 2.5x Average Months Vacant - - 3.9 - 2026 4,293 2.2% 29 3.6x % of Total Cash ABR5 0.0% 4.2% 1.8% 6.0% 2027 4,459 2.3% 28 2.7x 2028 3,991 2.1% 14 1.6x 2029 5,089 2.6% 71 3.9x 2030 5,230 2.7% 49 3.7x 2031 9,487 4.9% 63 2.5x Vacant Properties at December 31, 2020 3 2032 10,089 5.2% 48 4.0x Expiration Activity +1 2033 7,936 4.1% 27 2.6x Lease Termination +9 2034 33,053 17.1% 236 3.4x Vacant Property Sales -1 2035 20,525 10.6% 129 3.0x Lease Activity -1 2036 3,639 1.9% 29 2.2x Vacant Properties at March 31, 2021 11 2037 5,205 2.7% 27 6.7x 2038 12,289 6.4% 78 2.5x 2039 21,998 11.4% 117 2.6x 2040 28,189 14.6% 147 2.3x Thereafter 9,966 5.0% 54 2.1x Total $193,469 100.0% 1,227 3.0x Leasing Summary Leasing Expiration Schedule, Lease Renewal Activity and Statistics 1. Expiration year of contracts in place as of March 31, 2021 and excludes any tenant option renewal periods that have not been exercised. 2. Property count includes 127 properties that secure mortgage loans receivable, but exclude two undeveloped land parcels and 11 vacant properties. 3. Weighted by cash ABR as of March 31, 2021. 4. New cash ABR reflects full lease rental rate without giving effect to free rent or discounted rent periods. 5. New cash ABR divided by total cash ABR as of March 31, 2021. Annual Lease Expiration by Cash ABR Leasing Activity – Trailing 12 Months Leasing Statistics

Supplemental Financial and Operating Information | As of March 31, 202113 Leasing Summary Same-Store Analysis Same-Store Portfolio: All properties owned, excluding new sites under construction, for the entire same-store measurement period, which is December 31, 2019 through March 31, 2021. The same- store portfolio for 1Q’21 is comprised of 915 properties and represented 70% of our total portfolio as measured by contractual cash rent and interest divided by our cash ABR at March 31, 2021. Contractual Cash Rent: The amount of cash rent and interest our tenants are contractually obligated to pay per the in-place lease as of March 31, 2021; excludes 1.) percentage rent that is subject to sales breakpoints per the lease and 2.) redevelopment properties in a free rent period Defined Terms Same-Store Portfolio Performance Contractual Cash Rent ($000s) % Type of Business 1Q’21 1Q’20 Change Service $ 31,691 $ 32,457 -2.4% Experience 961 965 -0.4% Industrial 660 647 2.0% Retail 569 1,163 -51.1% Total Same-Store Rent $ 33,880 $ 35,232 -3.8%

Supplemental Financial and Operating Information | As of March 31, 202114 Leasing Summary Lease Escalations 1. Based on cash ABR as of March 31, 2021. 2. Represents the weighted average annual escalation rate of the entire portfolio as if all escalations occur annually. For leases in which rent escalates by the greater of a stated fixed percentage or CPI, we have assumed an escalation equal to the stated fixed percentage in the lease. As any future increase in CPI is unknowable at this time, we have not included an increase in the rent pursuant to these leases in the weighted average annual escalation rate presented. Lease Escalation Frequency Lease Escalation Type Weighted Average Lease Escalation Frequency % of Cash ABR Annual Escalation Rate1,2 Annually 80.2% 1.6% Every 2 years 2.0 1.5 Every 3 years 0.6 0.0 Every 4 years 0.4 1.0 Every 5 years 10.8 1.7 Other escalation frequencies 5.3 1.1 Flat 0.6 0.0 Total / Weighted Average 100.0% 1.5% Contractual Fixed 95% CPI 5% Flat 1%

Supplemental Financial and Operating Information | As of March 31, 202115 Glossary Supplemental Reporting Measures FFO, Core FFO and AFFO Our reported results are presented in accordance with U.S. generally accepted accounting principles ("GAAP"). We also disclose funds from operations (“FFO”), core funds from operations (“Core FFO”) and adjusted funds from operations (“AFFO”), each of which is a non-GAAP financial measures. We believe these non-GAAP financial measures are industry measures used by analysts and investors to compare the operating performance of REITs. We compute FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT"). NAREIT defines FFO as GAAP net income or loss adjusted to exclude extraordinary items (as defined by GAAP), net gain or loss from sales of depreciable real estate assets, impairment write-downs associated with depreciable real estate assets and real estate-related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), including the pro rata share of such adjustments of unconsolidated subsidiaries. FFO is used by management, and may be useful to investors and analysts, to facilitate meaningful comparisons of operating performance between periods and among our peers primarily because it excludes the effect of real estate depreciation and amortization and net gains and losses on sales (which are dependent on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions). We compute Core FFO by adjusting FFO, as defined by NAREIT, to exclude certain GAAP income and expense amounts that we believe are infrequent and unusual in nature and/or not related to our core real estate operations. Exclusion of these items from similar FFO-type metrics is common within the equity REIT industry, and management believes that presentation of Core FFO provides investors with a metric to assist in their evaluation of our operating performance across multiple periods and in comparison to the operating performance of our peers, because it removes the effect of unusual items that are not expected to impact our operating performance on an ongoing basis. Core FFO is used by management in evaluating the performance of our core business operations. Items included in calculating FFO that may be excluded in calculating Core FFO include items like certain transaction related gains, losses, income or expense or other non-core amounts as they occur. To derive AFFO, we modify the NAREIT computation of FFO to include other adjustments to GAAP net income related to certain items that we believe are not indicative of our operating performance, including straight- line rental revenue, non-cash interest expense, non-cash compensation expense, other amortization and non-cash charges, capitalized interest expense and transaction costs. Such items may cause short-term fluctuations in net income but have no impact on operating cash flows or long-term operating performance. We believe that AFFO is an additional useful supplemental measure for investors to consider to assess our operating performance without the distortions created by non-cash and certain other revenues and expenses. FFO, Core FFO and AFFO do not include all items of revenue and expense included in net income, they do not represent cash generated from operating activities, and they are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net income as a performance measure or cash flows from operations as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Additionally, our computation of FFO, Core FFO and AFFO may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs.

Supplemental Financial and Operating Information | As of March 31, 202116 Glossary Supplemental Reporting Measures We also present our earnings before interest, taxes and depreciation and amortization for real estate (“EBITDA”), EBITDA further adjusted to exclude gains (or losses) on sales of depreciable property and real estate impairment losses (“EBITDAre”), net debt, net operating income (“NOI”) and cash NOI (“Cash NOI”), all of which are non-GAAP financial measures. We believe these non-GAAP financial measures are accepted industry measures used by analysts and investors to compare the operating performance of REITs. EBITDA and EBITDAre We compute EBITDA as earnings before interest, income taxes and depreciation and amortization. In 2017, NAREIT issued a white paper recommending that companies that report EBITDA also report EBITDAre. We compute EBITDAre in accordance with the definition adopted by NAREIT. NAREIT defines EBITDAre as EBITDA (as defined above) excluding gains (or losses) from the sales of depreciable property and real estate impairment losses. We present EBITDA and EBITDAre as they are measures commonly used in our industry and we believe that these measures are useful to investors and analysts because they provide important supplemental information concerning our operating performance, exclusive of certain non-cash and other costs. We use EBITDA and EBITDAre as measures of our operating performance and not as measures of liquidity. EBITDA and EBITDAre do not include all items of revenue and expense included in net income, they do not represent cash generated from operating activities and they are not necessarily indicative of cash available to fund cash requirements; accordingly, the should not be considered alternatives to net income as a performance measure or cash flows from operations as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Additionally, our computation of EBITDA and EBITDAre may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs. Net Debt We calculate our net debt as our gross debt (defined as total debt plus net deferred financing costs on our secured borrowings) less cash and cash equivalents and restricted cash available for future investment. We believe excluding cash and cash equivalents and restricted cash available for future investment, all of which could be used to repay debt, provides an estimate of the net contractual amount of borrowed capital to be repaid, which we believe is a beneficial disclosure to investors and analysts. NOI and Cash NOI We compute NOI as total revenues less property expenses. NOI excludes all other items of expense and income included in the financial statements in calculating net income or loss. Cash NOI further excludes non-cash items included in total revenues and property expenses, such as straight- line rental revenue and other amortization and non-cash charges. We believe NOI and Cash NOI provide useful and relevant information because they reflect only those income and expense items that are incurred at the property level and present such items on an unlevered basis. NOI and Cash NOI are not measurements of financial performance under GAAP. You should not consider our NOI and Cash NOI as alternatives to net income or cash flows from operating activities determined in accordance with GAAP. Additionally, our computation of NOI and Cash NOI may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs.

Supplemental Financial and Operating Information | As of March 31, 202117 Glossary Supplemental Reporting Measures Adjusted EBITDAre / Adjusted NOI / Adjusted Cash NOI We further adjust EBITDAre, NOI and Cash NOI i) based on an estimate calculated as if all re-leasing, investment and disposition activity that took place during the quarter had been made on the first day of the quarter, ii) to exclude certain GAAP income and expense amounts that we believe are infrequent and unusual in nature and iii) to eliminate the impact of lease termination fees and contingent rental revenue from our tenants which is subject to sales thresholds specified in the lease. We then annualize these estimates for the current quarter by multiplying them by four, which we believe provides a meaningful estimate of our current run rate for all investments as of the end of the current quarter. You should not unduly rely on these measures, as they are based on assumptions and estimates that may prove to be inaccurate. Our actual reported EBITDAre, NOI and Cash NOI for future periods may be significantly less than these estimates of current run rates. Cash ABR Cash ABR means annualized contractually specified cash base rent in effect as of the end of the current quarter for all of our leases (including those accounted for as direct financing leases) commenced as of that date and annualized cash interest on our mortgage loans receivable as of that date. Rent Coverage Ratio Rent coverage ratio means the ratio of tenant-reported or, when unavailable, management’s estimate based on tenant-reported financial information, annual EBITDA and cash rent attributable to the leased property (or properties, in the case of a master lease) to the annualized base rental obligation as of a specified date. Initial Portfolio Initial Portfolio means our acquisition of a portfolio of 262 net leased properties on June 16, 2016, consisting primarily of restaurants, that were being sold as part of the liquidation of General Electric Capital Corporation for an aggregate purchase price of $279.8 million (including transaction costs). GAAP Cap Rate GAAP Cap Rate means annualized rental income computed in accordance with GAAP for the first full month after investment divided by the purchase price, as applicable, for the property. Cash Cap Rate Cash Cap Rate means annualized contractually specified cash base rent for the first full month after investment or disposition divided by the purchase or sale price, as applicable, for the property. Disclaimer Essential Properties Realty Trust, Inc. and the Essential Properties Realty Trust REIT are not affiliated with or sponsored by Griffin Capital Essential Asset Operating Partnership, L.P. or the Griffin Capital Essential Asset REIT, information about which can be obtained at (https://www.gcear.com).